Exhibit 31.1

I, W. Bernard Lester, certify that:

1. I have reviewed this quarterly report on Form 10-Q/A of Alico, Inc. (Alico) for the three months ended November 30, 2003,

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Alico as of, and for, the periods presented in this report;

4. Alico’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Alico and have:

(a)     Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Alico, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
(b)    Evaluated the effectiveness of Alico’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

(c)    Disclosed in this report any change in Alico’s internal control over financial reporting that occurred during the registrant’s fourth fiscal quarter included in this quarterly report on Form 10-Q/A that has materially affected, or is reasonably likely to materially affect, Alico’s internal control over financial reporting; and

5. Alico’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Alico’s auditors and audit committee of Alico’s Board of Directors:

(a)    all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect Alico’s ability to record, process, summarize, and report financial information; and

(b)    any fraud, whether or not material, that involves management or other employees who have a significant role in Alico’s internal controls over financial reporting.

Dated: January 6, 2005
/S/ W. BERNARD LESTER
W. Bernard Lester
Chief Executive Officer

Exhibit 31.2

I, L. Craig Simmons, certify that:

1. I have reviewed this quarterly report on Form 10-Q/A of Alico, Inc. (Alico) for the three months ended November 30, 2003,

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Alico as of, and for, the periods presented in this report;

4. Alico’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Alico and have:

(a)     Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Alico, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
(b)    Evaluated the effectiveness of Alico’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

(c)    Disclosed in this report any change in Alico’s internal control over financial reporting that occurred during the registrant’s fourth fiscal quarter included in this quarterly report on Form 10-Q/A that has materially affected, or is reasonably likely to materially affect, Alico’s internal control over financial reporting; and

5. Alico’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Alico’s auditors and audit committee of Alico’s Board of Directors:

(a)    all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect Alico’s ability to record, process, summarize, and report financial information; and

(b)    any fraud, whether or not material, that involves management or other employees who have a significant role in Alico’s internal controls over financial reporting.

Dated: January 6, 2005
/S/ L. CRAIG SIMMONS
L. Craig Simmons
Chief Executive Officer